United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Atlantic Union Bankshares Corporation (the “Company”) held its annual meeting of shareholders on May 2, 2023. At the annual meeting, we asked our common shareholders to vote on the following four proposals:

●	to elect 12 directors to serve a one-year term (Proposal 1);

●	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 (Proposal 2);

●	to approve the compensation of our named executive officers (an advisory, non-binding “Say on Pay” resolution) (Proposal 3); and

●	to vote on the frequency of future “Say on Pay” resolutions (an advisory, non-binding “Say on Frequency” resolution) (Proposal 4).

The final voting results for the meeting are as follows, rounded down to the nearest whole share:

Proposal 1:  Election of Directors

The following directors were elected with the following votes to serve until the 2024 annual meeting of shareholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
John C. Asbury	55,776,240	697,577	85,106	8,283,095
Patrick E. Corbin	56,023,850	423,232	111,841	8,283,095
Heather M. Cox	55,572,626	893,575	92,722	8,283,095
Rilla S. Delorier	55,713,526	730,700	114,697	8,283,095
Frank Russell Ellett	56,042,263	433,951	82,709	8,283,095
Patrick J. McCann	54,651,620	1,829,516	77,787	8,283,095
Thomas P. Rohman	52,536,044	3,935,806	87,074	8,283,095
Linda V. Schreiner	52,521,048	3,967,509	70,366	8,283,095
Thomas G. Snead, Jr.	49,869,448	6,620,997	68,479	8,283,095
Ronald L. Tillett	52,967,957	3,536,320	54,646	8,283,095
Keith L. Wampler	56,082,359	412,325	64,240	8,283,095
F. Blair Wimbush	55,864,908	616,010	78,005	8,283,095

Proposal 2: Ratification of Appointment of Ernst & Young LLP

The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
64,297,001	445,026	99,991	—

Proposal 3:  Say on Pay

The compensation of our named executive officers was approved with the following non-binding votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,745,980	2,228,595	584,348	8,283,095

Proposal 4: Say on Frequency

The following votes were cast on the frequency of the advisory vote on the compensation of our named executive officers:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
50,402,870	142,151	5,739,772	272,684	8,283,095

In accordance with the Board of Directors’ recommendation and in light of the voting results on this advisory proposal, the Board has determined that the Company will hold future shareholder advisory votes on executive compensation every year until the next required vote on the frequency of shareholder advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 4, 2023	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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